HARRIS INSIGHT SMALL-CAP VALUE FUND

HARRIS INSIGHT FUNDS
60 State Street, Suite 1300, Boston, Massachusetts 02109
Telephone: (800) 982-8782

     The Harris Insight Funds Trust (the "Trust") currently offers shares representing interests in twelve mutual funds. This Prospectus describes two classes of shares ("Shares") of the Trust's Harris Insight Small-Cap Value Fund (the "Fund"), a fund investing in equity securities of smaller to medium capitalization companies. The Fund's investment objective is to provide capital appreciation.

     Harris Trust and Savings Bank is the Fund's Investment Adviser and Harris Investment Management, Inc., a subsidiary of Harris Bankcorp, Inc., acts as the Fund's Portfolio Management Agent. Shares of the Fund are offered by Funds Distributor, Inc., the distributor of the Trust's Shares.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Please read and retain it for future reference. A Statement of Additional Information dated January 15, 1997, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing or calling the Trust at the address and telephone number printed above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Fund. Separate Prospectuses for the other investment portfolios offered by the Trust may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




                               ------------------





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


January 15, 1997





TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Expense Table ................................................................3
Highlights ...................................................................4
Investment Objective and Policies ............................................5
Investment Strategies ........................................................6
Investment Limitations ......................................................12
Management ..................................................................13
Determination of Net Asset Value ............................................15
Purchase of Shares ..........................................................16
Redemption of Shares ........................................................18
Service Plan ................................................................18
Dividends and Distributions .................................................19
Federal Income Taxes ........................................................19
Account Services ............................................................20
Organization and Beneficial Interest.........................................20
Reports to Shareholders .....................................................21
Calculation of Yield and Total Return .......................................21

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER WOULD BE UNLAWFUL.

EXPENSE TABLE

Expenses and fees payable by Class A and Institutional shareholders are summarized in this table and presented as a percentage of average net assets.

     The following table illustrates the expenses and fees expected to be incurred by an investment in each of the two classes of shares of the Fund.






                                                 CLASS A       INSTITUTIONAL
                                                 SHARES           SHARES
                                                 ------           ------

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases            4.50%           None

ANNUAL FUND OPERATING EXPENSES*:
(as a percentage of average net assets)
Advisory Fees                                       .80%              .80%
Rule 12b-1 Fees                                     .25%             None
Other Expenses                                      .19%              .19%
                                                    ----              ----

Total Fund Operating Expenses                      1.24%             0.99%
                                                   =====             =====

------------------------
* With respect to each class of shares of the Fund, the amount of "Other Expenses" in the table above is based on estimated expenses and projected assets of approximately $50 million for the current fiscal year. Customers of a financial institution, such as Harris Trust and Savings Bank ("Harris Trust"), may be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:

                                               CLASS A         INSTITUTIONAL
                                               SHARES             SHARES
                                               ------             ------

     1 year                                      $57                $10
     3 years                                     $83                $32

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see "Management."

HIGHLIGHTS

At least 65% of the Fund's assets will be invested in equity securities of smaller to medium capitalization companies.

     HARRIS INSIGHT SMALL-CAP VALUE FUND seeks to provide capital appreciation by investing, under normal circumstances, at least 65% of the value of its total assets in equity securities of smaller to medium capitalization companies (i.e., with market capitalizations between $100 million and $2.5 billion).

WHO MANAGES THE FUND'S INVESTMENTS?

     Harris Trust and Savings Bank ("Harris Trust" or the "Investment Adviser") is the investment adviser for the Fund. Harris Trust has provided investment management service to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios. As of September 30 1996, assets under management totaled approximately $12 billion.

     Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services to the Fund. HIM and its predecessors have managed client assets for over 80 years. HIM has a staff of 53, including 36 professionals, providing investment expertise to the management of Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of September 30, 1996, assets under management exceeded $8 billion. Each of Harris Trust and HIM is a subsidiary of Harris Bankcorp, Inc., which in turn is a subsidiary of Bank of Montreal. See page 13.

WHAT ADVANTAGES DOES THE FUND OFFER?

     The Fund is designed for individual and institutional investors. A single investment in shares of the Fund gives the investor benefits customarily available only to large investors, such as diversification of investments, greater liquidity and professional management, block purchases of securities and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

     Dividends from the Fund are declared and paid semi-annually. Any capital gains distributions will be declared and paid annually. See page 19.

HOW ARE SHARES REDEEMED?

     Shares may be redeemed at the Fund's next determined net asset value after receipt of a request in proper form by the registered representative servicing your account or the Distributor, or through any Service Agent. See page 18.

WHAT RISKS ARE ASSOCIATED WITH THE FUND?

The Fund's performance and price per share will change daily based on many factors, including economic, market and exchange rate factors.

     The Fund's performance and price per share will change daily based on many factors, including the quality of the Fund's investments, U.S. and international economic conditions, general market conditions and international exchange rates. There is no assurance that the Fund will achieve its investment objective. See "Investment Strategies."

INVESTMENT OBJECTIVE AND POLICIES

This section describes some of the securities that the Fund may purchase and certain investment techniques that may be used to pursue its investment objective.

     The investment objective of the Fund is to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of smaller to medium capitalization companies (i.e., companies with market capitalizations between $100 million and $2.5 billion) at the time of purchase. The Fund is appropriate for investors able to assume above-average risk. In investing the Fund's assets, the Portfolio Management Agent focuses on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. The Portfolio Management Agent seeks to invest in securities priced low relative to the securities of comparable companies, determined by price/earnings ratios, earnings expectations or other measures.

     In addition to investing in common stocks, the Fund may invest in preferred stocks and securities convertible into or exchangeable for common stocks or preferred stocks as well as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Securities") and debt obligations of domestic corporations rated "Baa" or better by Moody's
Investors Service ("Moody's"), "BBB" or better by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization at the time of purchase or, if not rated, considered by the Portfolio Management Agent to be of comparable quality. Debt obligations rated "BBB" by S&P, "Baa" by Moody's or the equivalent by such other rating organization may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In addition, the Fund may invest in securities purchased in an initial public offering. The Fund also may invest in American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs") and, with respect to 10% of total assets, debt and equity securities of foreign issuers. The Fund may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts.

     The Fund may invest, to the extent permitted by its investment policies, in the securities of other investment companies, when-issued securities and forward commitments, floating/variable rate obligations, as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and bankers' acceptance notes. In addition, the Fund may enter into repurchase agreements.

     The Fund may lend its portfolio securities with respect to up to one-third of its net assets and may enter into reverse repurchase agreements.

Holdings of the Fund are continuously supervised and changes may be made if a security no longer seems to meet the objective of the Fund.

     Securities owned by the Fund are kept under continuing supervision, and changes may be made whenever a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of the Fund's portfolio is considered a limiting factor on such changes. See "Investment Strategies -- Portfolio Turnover."

INVESTMENT STRATEGIES

These bond or debt securities may be collateralized by a pool of assets, such as automobile loans, home equity loans, equipment leases or other obligations.

     ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets which are most often a pool of assets similar to one another. With respect to asset-backed securities purchased by the Fund, assets generating payments will consist of motor vehicle installment purchase obligations, credit card receivables, home equity loans, equipment leases, manufactured housing loans and marine loans. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to the Fund's 15% limitation on such investments.

     The estimated life of an asset-backed security varies with prepayment experience with respect to underlying debt instruments. The rate of such prepayments, and therefore the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. In periods of falling interest rates, the rate of prepayments tends to increase. During such period, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. If the Fund purchases asset-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid.

     COMMON AND PREFERRED STOCK. The Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in the alternative, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company.

     Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Because convertible securities have the characteristics of both fixed-income securities and common stock, they are sometimes called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed-income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relation to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

The Fund may purchase instruments having a floating or variable rate of interest.

     FLOATING AND VARIABLE RATE INSTRUMENTS. The Fund may purchase instruments having a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Fund may also invest in ADRs and EDRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. EDRs are typically issued by foreign banks and trust companies (although they may also be issued by U.S. banks or trust companies) and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Investment in foreign securities involves certain considerations that are not typically associated with investing in U.S. securities. Investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political instability. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

Forward foreign currency exchange contracts allow the purchase and sale of a fixed quantity of a foreign currency at a future date.

     FORWARD CONTRACTS. The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as non-hedging purposes. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Portfolio Management Agent, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges. The Fund has established procedures consistent with statements of the Commission and its staff regarding the use of Forward
Contracts by registered investment companies, which require use of segregated assets or "cover" in connection with the purchase and sale of such securities.

     GOVERNMENT SECURITIES. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

The Fund will not invest more than 15% of the value of its net assets in securities that are considered illiquid.

     ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Investment Adviser has determined under the supervision and direction of the Trust's Board of Trustees that an adequate trading market exists for such securities or that market quotations are readily available).

     The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent and Investment Adviser and approved by the Trust's Board of Trustees. The Board of Trustees will monitor the Investment Adviser's implementation of these guidelines on a periodic basis.

These securities may be used as a hedge against anticipated changes in the value of securities that the Fund holds or intends to purchase, or as a hedge against the Fund's cash position.

     INDEX FUTURES CONTRACTS; OPTIONS ON INDICES; OPTIONS ON SECURITIES. The Fund may attempt to reduce the risk of investments in equity securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. The Fund may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. The Fund may use futures contracts and options on such futures contracts as a hedge against anticipated changes in the values of securities held in its portfolio or in the value of securities that it intends to purchase. The Fund also may use index futures contracts as a hedge against its cash position, simulating investment in the underlying index while retaining a cash balance for fund management purposes.

     The Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic security exchanges or over-the-counter.

     The use of index and interest rate futures contracts and options may expose the Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio Management Agent anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

     When the Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of as long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     See "Investment Strategies" in the Statement of Additional Information.

Subject to certain limitations, the Fund may invest in the securities of other investment companies.

     INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. The Fund may also invest in securities issued by investment companies that invest in securities in which the Fund could invest directly. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limit the Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets .

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan maintained by the borrower in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Investment Adviser, the Portfolio Management Agent or the Distributor.

The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations.

     MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. To the extent that CMOs are considered to be investment companies, investment in such CMOs will be subject to the percentage limitation described above under "Investment Company Securities."

     Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

The Fund may purchase securities subject to an agreement by the seller to repurchase them at a specified time and place.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the purchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

     The Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

     The Fund may not enter into a repurchase agreement or reverse repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements and reverse repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees.

These securities allow the Fund to purchase securities with the right, but not the obligation, to sell the security at a specific price valid for a specific period of time.


     SECURITIES WITH PUTS. In order to maintain liquidity, the Fund may enter into puts with respect to portfolio securities with banks or broker/dealers that, in the opinion of the Portfolio Management Agent, present minimal credit risks. The ability of the Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government Obligations which consist of bills, notes and bonds issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities and payment of interest.

     U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Obligations of U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Fund may invest up to 5% of its net assets in warrants.

     WARRANTS. The Fund may invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) on securities in which it may invest directly. Warrants represent rights to purchase securities at a specific price valid for a specific period of time.

     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.

     The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of the Fund's commitments.

The Fund may invest in debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount.

     ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount. The values of zero coupon securities are subject to greater fluctuations than are the values of income securities that distribute income regularly. Zero coupon securities (which are not issued or guaranteed by the U.S. Government) may be created by separating the interest and principal component of U.S. Government Obligations or securities issued by private corporate issuers. In addition, the Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed to be income to the Fund each year. Because imputed income must be paid to shareholders annually, the Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by the Fund may increase its expense ratio and decrease its rate of return.

     PORTFOLIO TURNOVER. Although the Trust cannot accurately predict the portfolio turnover rate of the Fund, it expects that Fund's annual turnover rate generally will not exceed 80%. High portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs, which are borne directly by the Fund, and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The Portfolio Management Agent and Investment Adviser will not consider the rate of portfolio turnover a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.

INVESTMENT LIMITATIONS

     Unless otherwise noted, the foregoing investment objective and related policies and activities of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of the shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

This paragraph outlines the Fund's policies that may be changed only by a majority vote of shareholders.

As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, the Fund may not: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that it may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that the Fund may make loans of portfolio securities, and invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. The Fund considers the securities of foreign governments and supra-national entities to be separate industries for purposes of the 25% asset limits on investments in the securities of issuers conducting their principal business activity in the same industry.

MANAGEMENT

     The Board of Trustees has overall responsibility for the conduct of the affairs of the Fund and Trust. The members of the Board and their principal occupations are as follows:

BOARD OF TRUSTEES

     C. Gary Gerst               Chairman  of the  Board of  Trustees;  Chairman
                                    Emeritus,   LaSalle  Partners,   Ltd.  (real
                                    estate developer and manager).

     Edgar R. Fiedler            Senior  Fellow  and  Economic  Counsellor,  The
                                    Conference Board.

     John W. McCarter, Jr.       President  and  Chief  Executive  Officer,  The
                                    Field Museum of Natural  History  (Chicago);
                                    Senior Vice  President and former  Director,
                                    Booz-Allen  &  Hamilton,   Inc.  (consulting
                                    firm);  Director of W.W. Grainger,  Inc. and
                                    A.M. Castle, Inc.

    Ernest M. Roth               Consultant;  Retired  Senior Vice President and
                                    Chief Financial Officer, Commonwealth Edison
                                    Company.

INVESTMENT  ADVISER

     The Fund has entered into an Advisory Contract with Harris Trust and Savings Bank located at 111 West Monroe Street, Chicago, Illinois. The Advisory Contract provides that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below). Harris Trust is the successor to the investment banking firm of N.W. Harris & Co., organized in 1882, and was incorporated in 1907 under its present name. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At September 30, 1996, Harris Trust had estimated assets under management of more than $12 billion and was the largest of 14 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

     As of September 30, 1996, Harris Trust managed more than $9.6 billion in personal trust assets, and acted as custodian of more than $13.8 billion in assets.

     For its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive monthly advisory fees at the annual rate of 0.80% of the average daily net assets of the Fund.

PORTFOLIO MANAGEMENT AGENT

The Portfolio Management Agent, Harris Investment Management, Inc., provides investment expertise to various portfolios and manages over $8 billion in assets.

     Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc., located at 190 South LaSalle Street, Chicago, Illinois. Under the Portfolio Management Contract, HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. For the services provided by HIM, Harris Trust will pay to HIM the advisory fees it receives from the Fund. As of September 30, 1996, HIM managed an estimated $8 billion in assets.

     Many persons on the staffs of the investment adviser and portfolio management agent contribute to the investment services provided to the Fund. Mr. Thomas M. Corkill, CFA, is portfolio manager of the Fund and, as such, is primarily responsible for the day-to-day management of the Fund's portfolio. Since 1990, he has served as Principal, Portfolio Manager and Equity Analyst for HIM; he is also the portfolio manager of the Harris Insight Index Fund. Mr. Corkill has 26 years of experience in portfolio management and research.


GLASS-STEAGALL  ACT

     The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although bank holding company subsidiaries such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

     It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contract, the Portfolio Management Contract and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Board of Trustees of the Trust would recommend to the Fund's shareholders that they approve a new agreement with another entity or entities qualified to perform such services and selected by the Board of Trustees.

     To the extent permitted by the Commission, the Fund may pay brokerage commissions to certain affiliated persons.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

         Harris Trust (the "Administrator") serves as the administrator of the Fund and in that capacity generally assists the Fund in all aspects of its administration and operation. Harris Trust also serves as the transfer and dividend disbursing agent of the Fund (the "Transfer Agent").

         The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. (the "Sub-Administrator"), pursuant to which the Sub-Administrator performs certain administrative services for the Fund. The Administrator has also entered into a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting
Services Agent"). Under these Agreements, the Administrator compensates the Sub-Administrator and the Sub-Administrator and Accounting Services Agent for providing such services.

         The Transfer Agent has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Under this Agreement, the Transfer Agent compensates the Sub-Transfer Agent for providing such services.

         PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Fund. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

         As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of HT Insight Funds, Inc. (the "Company") and the Trust, payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million; and .13% of average net assets in excess of $600 million. In addition, the Fund pays a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburses the Custodian for various custody transactional expenses.

DISTRIBUTOR

     Funds Distributor, Inc. (in this capacity, the "Distributor") has entered into a Distribution Agreement with the Trust pursuant to which it has responsibility for distributing shares of the Fund. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plan described below and pursuant to a contractual arrangement between the Trust and the Distributor and approved by the Board of Trustees of the Trust.

     See "Management" and "Custodian" in the Statement of Additional Information for additional information regarding the Trust's Investment Adviser, Portfolio Management Agent, Administrator, Custodian, Transfer Agent and Distributor.

EXPENSES

     Except for certain expenses borne by the Distributor, Harris Trust and HIM, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Fund's custodian including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of trustees' and shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund. Other general expenses of the Trust are allocated among the Fund and the other funds of the Trust in an equitable manner as determined by the Board of Trustees.


DETERMINATION OF NET ASSET VALUE

The Fund's net asset value per share is determined daily.

     Net asset value per share for the Fund is determined on each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "Fed") are open for trading (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day). The net asset value per share of each class of the Fund is determined by dividing the net assets of the Fund allocable to that class by the total number of outstanding shares of that class.

     The net asset value per share of the Fund is determined at the close of regular trading on the NYSE on each day the Fund is open for business. The value of securities owned by the Fund (other than bonds purchased by the Fund and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Trustees. Bonds purchased by the Fund are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Trust's Board of Trustees has determined that amortized cost valuation is fair value.

     The different expenses borne by each class of Shares will result in different net asset values and dividends. The per share net asset value of Class A Shares of the Fund generally will be lower than that of the Institutional Shares of the Fund because of the higher expenses borne by Class A Shares.

PURCHASE OF SHARES

Fund shares may be purchased any day the New York Stock Exchange and the Federal Reserve are open for business.

     Shares of the Fund may be purchased on any day the NYSE and the Fed are open for business through authorized broker/dealers, financial institutions and service agents ("Institutions"). Institutions are responsible for the prompt transmission to the Sub-Transfer Agent of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. The Trust does not impose any minimum initial or subsequent investment limitations. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.

     The Trust reserves the right to reject any purchase order. All funds, net of sales charge with respect to Class A Shares, received from a share purchase will be invested in full and fractional shares at the Fund's offering price next determined after receipt of a purchase order by the Sub-Transfer Agent. Checks will be accepted for the purchase of the Fund's shares but will remain subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Trust at the address and telephone number on page one of this Prospectus.

     Purchase orders for shares of the Fund received in good order by the Distributor prior to the close of regular trading on the NYSE (4:00 P.M., Eastern time) will be executed at the offering price, which includes a sales charge for Class A Shares, next determined on that day. Orders placed directly with the Sub-Transfer Agent must be paid for by check or bank wire on the next business day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed.

Although Class A Shares of the Fund are sold with a sales load of up to 4.50%, there are several ways to reduce the sales load.

     When Class A Shares of the Fund are purchased through an Institution, the Distributor reallows to the Institution a portion of the sales charge. No sales charge will be assessed on the reinvestment of distributions.

Sales charges for Class A Shares of the Fund are as follows:

                                                                   SALES
                                                                  CHARGE       DEALER
                                                                  AS % OF     ALLOWANCE
                                                         SALES  NET AMOUNT    AS % OF
                    AMOUNT OF PURCHASE                  CHARGE   INVESTED  OFFERING PRICE
                    ------------------                  ------   --------  --------------
Less than $100,000....................................   4.50%      4.71%        4.25%
$100,000 up to (but less than)  $200,000..............   4.00       4.17         3.75
$200,000 up to (but less than) $400,000...............   3.50       3.63         3.25
$400,000 up to (but less than)  $600,000..............   2.50       2.56         2.25
$600,000 up to (but less than)  $800,000..............   2.00       2.04         1.75
$800,000 up to (but less than)  $1,000,000............   1.00       1.01         0.75
$1,000,000 and over...................................    .00        .00          .00

     No sales charge will be assessed on purchases by (a) any bank, trust company, or other institution acting on behalf of its fiduciary customer accounts or any other trust account (including pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")); (b) individuals with an investment account or relationship with HIM; (c) trustees and officers of the Trust; (d) directors, current and retired employees of Harris Bankcorp, Inc. or any of its affiliates and the immediate family members of such individuals (spouses and children under 21); (e) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); and (f) financial institutions, financial planners, employee benefit plan consultants or registered investment advisers acting for the accounts of their clients.

     Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any related information received from financial institutions.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A Shares of the non-money market funds of the Trust with the total net asset value of Class A Shares currently being purchased or already owned of such funds to determine reduced sales charges in accordance with the above sales charge schedule. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all Class A Shares purchased thereafter.

     A Letter of Intent allows an investor to purchase Class A Shares of the non-money market funds of the Trust over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of Class A Shares already owned pursuant to the terms of the letter of such Fund. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

REDEMPTION OF SHARES

Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Sub-Transfer Agent.

     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Sub-Transfer Agent directly or through any Institution.

     The Trust charges no fee for redemption transactions, but an Institution may charge an account-based service fee. Redemption orders received by an Institution before the close of the NYSE with respect to shares of the Fund and received by the Sub-Transfer Agent before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Distributor prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

     Redemption orders for shares of the Fund that are received in good order by 4:00 P.M. (Eastern time) will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed only upon clearance of the shareholder's check used to purchase the Trust's shares; such clearance may take 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.

REDEMPTION THROUGH INSTITUTIONS

Proceeds of a redemption made through an authorized Institution will be credited to the shareholder's account with the Institution.

     Proceeds of a redemption made through an authorized Institution will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

     Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts involuntarily on behalf of shareholders whose share balances fall below $500 in value unless this is due to a decline in the market value of the Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.


SERVICE PLAN

Class A Shares of the Fund pay advertising and marketing expenses in addition to other shareholder servicing costs.

     Under its Service Plan, Class A Shares of the Fund bear costs and expenses in connection with advertising and marketing the Fund's shares and pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.25% per annum of the average daily net asset value of Class A

Shares of the Fund serviced by such Service Agent. However, Harris Trust or HIM, from time to time in its sole discretion, may volunteer to bear the costs of such fees to certain Service Agents that would otherwise be borne by Class A Shares of the Fund. The Administrator, Sub-Administrators and the Distributor may act as Service Agents and receive fees under the Service Plan. In addition to the fees paid by Class A Shares of the Fund, the Fund may, pursuant to the Service Plan, defray all or part of the cost of preparing and printing brochures and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of Class A Shares of the Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the average daily net asset value of Class A Shares of the Fund (but not in any case greater than such costs). For more information concerning expenses pursuant to the Service Plan, see "Management."

     Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding Class A Shares of the Fund; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Class A Shares of the Fund; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires, distribution and such other services as the Fund may request, to the extent the Service Agent is permitted to provide such services by applicable statute, rule or regulation.


DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends semi-annually.

     Dividends from net investment income of the Fund are declared and paid semi-annually. The Fund's net capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and other distributions paid by the Fund with respect to its Class A and Institutional Shares are calculated at the same time. Dividends and distributions paid by the Fund are, at the shareholder's election, invested in additional shares of the same class of the Fund at net asset value and credited to the shareholder's account on the payment date or paid in cash. Dividend checks and Statements of Account are mailed approximately two business days after the dividend payment date. The Fund forwards to the Transfer Agent the monies for dividends to be paid in cash on the payment date.


FEDERAL INCOME TAXES

     The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code generally will be applied to the Fund separately, rather than to the Trust as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. The Trust intends to qualify the Fund as a regulated investment company under Subchapter M of the Code. As a portfolio of a regulated investment company, the Fund will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders, as long as it distributes 90% or more of its net investment income (including net short-term capital gains) each year.

     Dividends from net investment income (including net short-term capital gains) will be taxable as ordinary income whether received in cash or reinvested in additional shares.

     Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

     A taxable gain or loss may also be realized by a holder of shares in the Fund upon the redemption or exchange of shares of the Fund depending on the tax basis of the shares and their price at the time of the transaction.

     Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent shares of the Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after the disposition of shares.

     The Trust will be required to withhold,  subject to certain  exemptions,  a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust or the Transfer Agent.


ACCOUNT SERVICES

     Shareholders receive a Statement of Account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders can write or call the Trust at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Fund.


ORGANIZATION AND BENEFICIAL INTEREST

     Harris Insight Funds Trust (the "Trust") is a diversified open-end management investment company which was organized on December 6, 1995 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has twelve portfolios in operation. The Board has authorized each of the twelve Funds that are portfolios of the Trust to issue two classes of shares, Class A and Institutional Shares.

     Class A Shares of the Fund bear certain expenses payable to the Fund pursuant to the Service Plan. For more information, see "Service Plan." Institutional Shares of the Fund, which are offered only to certain classes of investors, do not bear any sales, marketing or distribution expenses. In the future, the Board of Trustees of the Trust may authorize the issuance of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses which may affect their relative performance. Information regarding the other classes of shares may be obtained by calling the Fund at the telephone number shown on page one of this Prospectus or from any institution which makes available shares of the Fund. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Trust, when issued, will be fully paid and non-assessable.

     Prior to the public issuance of shares of the Fund, due to its initial investment, Funds Distributor, Inc. ("FDI") owned all outstanding shares of the Fund, and, accordingly, may have been deemed a controlling person of the Fund. Upon the investment in the Fund by public shareholders, FDI ceased to be a controlling person. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect, if not determine, the outcome of a shareholder vote.

     The Trustees, when requested by holders of at least 10% of the Trust's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. The Trust does not hold annual meetings of shareholders.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Trust ends on December 31. The Trust sends to its shareholders a semi-annual report showing the investments held by the Fund and other information (including unaudited financial statements) pertaining to the Trust. An annual report, containing financial statements audited by the Trust's independent accountants, is also sent to shareholders.

"Yield" refers to the amount of income generated over a 30-day period which is then "annualized."

"Total return" shows what would have been earned over a specified period of time assuming payment of the maximum sales load and reinvestment of dividends and distributions less recurring fees.

CALCULATION OF YIELD AND TOTAL RETURN

     From time to time the Fund may advertise the yield and total return of each class of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a class of the Fund refers to the income generated by an investment in that class of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment. The total return of a class of the Fund shows what an investment in that class of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations) assuming the reinvestment of all distributions and dividends by the class of Fund shares on their reinvestment dates during the period less all recurring fees and, with respect to Class A Shares, the payment of the maximum sales load when the investment was first made. When the Fund compares its total return with that of other mutual funds or relevant indices, its total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

     The Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust & Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania  19103

LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602-4207



                                       29


                       HARRIS INSIGHT SMALL-CAP VALUE FUND
                              HARRIS INSIGHT FUNDS

            60 State Street, Suite 1300, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 15, 1997

         The Harris Insight Small-Cap Value Fund (the "Fund") is one of twelve portfolios of Harris Insight Funds Trust (the "Trust"), a professionally managed, open-end, diversified management investment company. The investment objective of the Fund is described in the Prospectus. See "Investment Objective and Policies."

         This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's Prospectus dated January 15, 1997 and any supplement thereto (the "Prospectus"). This Statement of Additional Information contains additional information that should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from the Trust's distributor, Funds Distributor, Inc., by writing or calling the Trust at the address or telephone number given above.




                                TABLE OF CONTENTS


Investment Strategies                   2      Portfolio Transactions         25
Ratings                                16      Federal Income Taxes           26
Investment Restrictions                17      Beneficial Interest            28
Management                             18      Registration Statement         29
Service Plan                           22      Custodian                      29
Calculation of Yield and                       Independent Accountants        29
    Total Return                       23      Appendix A                    A-1
Determination of Net Asset Value       25






                              INVESTMENT STRATEGIES

         ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

         The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

         COMMON AND PREFERRED STOCK. The Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in the alternative, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company.

         Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

         CONVERTIBLE SECURITIES. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a fixed interest rate; convertible preferred stocks are senior securities offering a fixed dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the


                                       2


security for a specified number of the issuer's common shares at a stated price per share, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

         Fixed income securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Portfolio Management Agent will monitor, on an ongoing basis, the ability of an issuer of a Floating or Variable Rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Trust's custodian subject to a sub-custodian agreement approved by the Trust between the bank and the Trust's custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         FOREIGN SECURITIES. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

         Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies)


                                       3


as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

         FORWARD CONTRACTS. Forward Contracts may be entered into by the Fund for hedging purposes as well as for non-hedging purposes. Forward Contracts may also be entered into for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Portfolio Management Agent believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

         The Fund has established procedures consistent with statements by the Commission and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

         GOVERNMENT SECURITIES. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Obligations of the United States Government agencies and instrumentalities are debt securities issued by United States Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the United States Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where United States Government support of agencies or



                                       4


instrumentalities is discretionary, no assurance can be given that the United States Government will provide financial support, since it is not lawfully obligated to do so.

         INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term United States Treasury Bonds, ten-year United States Treasury Notes, three-month U.S. Treasury Bills and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by the Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

         Unlike the purchase or sale of a security, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

         The Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When the Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash, U.S. government securities or other high grade debt securities equal to the notional market value of the underlying contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         Although the Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit


                                       5


establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of municipal bonds or other debt securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In addition, the ability of the Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Federal Income Taxes" below.

         The Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

         Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are



                                       6


no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by the Fund is subject to the Portfolio Management Agent's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of long-term municipal bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the municipal bond or other debt securities which are the subject to the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market, therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, the Fund may realize a loss on a futures contract that is not offset by an increase in the price of the municipal bonds or other debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Portfolio Management Agent anticipates an extreme change in interest rates or market conditions.

         See additional risk disclosure below under "Index Futures Contracts and Options on Index Futures Contracts."

         LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Portfolio Management Agent, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit backed investments.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's



                                       7


portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Investment Adviser, the Portfolio Management Agent or the Distributor.

         MORTGAGE-RELATED  SECURITIES.  The Fund may  invest in  mortgage-backed
securities,   including   collateralized   mortgage   obligations  ("CMOs")  and
Government Stripped Mortgage-Backed Securities.

         CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in the Prospectus.

         Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

         Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

         Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Portfolio Management Agent believes that interest rates will


                                       8


remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

         PUT AND CALL OPTIONS. The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         The Fund may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other



                                       9


high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills, or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. The Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. The Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

         The Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Trust has agreed that, pending resolution of the issue, the Fund will treat such options and assets as subject to the Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

         REPURCHASE AGREEMENTS. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which


                                       10


includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         The Fund may not enter into a repurchase agreement if, as a result, more than 15% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

         The Fund may enter into reverse repurchase agreements, which are detailed in the Prospectus.

         SECURITIES WITH PUTS. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

         The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. Where the Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss of the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a municipal obligation purchased by the Fund will not be considered shortened by any put to which the obligation is subject.

         INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS. The Fund may attempt to reduce the risk of investment in equity and other securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. The Fund may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Portfolio Management Agent anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual


                                       11


securities that may later by purchased in a more advantageous manner. The Fund will sell options on indices only to close out existing hedge positions.

         A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of these securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by the Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount which may be as low as 5%, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

         The Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund will sell index futures only if the amount resulting from the multiplication of the then current level of the indices upon which its futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets. Also, the Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When the Fund purchases index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with its custodian.

         There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that the Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, the Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

         All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities


                                       12


and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

         In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions limits on open positions, and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including the Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If the Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to the Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When the Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

         Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. The Fund will write put options on indices only if they are covered by segregating with the Fund's custodian an amount of cash or short-term investments equal to the aggregate exercise price of the puts.

         Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If the Fund has written an option on an industry or market segment index, it will segregate, escrow, or pledge "qualified securities," all of


                                       13


which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. These stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of this amount in the case of industry or market segment index options. If at the close of business on any day the market value of the qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash, U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or traded on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option. However, if the Fund owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph.

         The Fund's successful use of index futures contracts and options on indices depends upon the Portfolio Management Agent's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, the Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of the Fund to close out an option depends on a liquid secondary market. The risk of loss to the Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.



                                       14


         Although the Fund has no present intention to invest 5% or more of its assets in index futures and options on indices, the Fund has the authority to invest up to 25% of its net assets in such securities.

         See additional risk disclosure above under "Interest Rate Futures Contracts and Related Options."

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Portfolio Management Agent expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

         When  the  Fund   engages  in   when-issued   and  forward   commitment
transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.



                                       15


         ZERO COUPON SECURITIES. A zero coupon security, which may be purchased by the Fund, is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities are not obligations issued or guaranteed by the United States Government. Typically, a custodian bank or investment brokerage firm holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest
(cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, the Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to the Fund each year. Under the federal tax laws applicable to investment companies, the Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, the Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by the Fund may increase its expense ratio and decrease its rate of return.

RATINGS

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectus. However, the Trust's Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent the ratings given by any


                                       16


nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

         For additional information on ratings, see Appendix A to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         In addition to the fundamental investment limitations disclosed in the Fund's Prospectus, the Fund is subject to the investment limitations enumerated in this section which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Beneficial Interest."

         The Fund may not:
         -----------------
         (1) issue senior securities or borrow money (except that the Fund may borrow from banks up to 10% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by the Fund while any such borrowing exists);

         (2) pledge or mortgage its assets (except that the Fund may pledge its assets as described in (1) above to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

         (3) make loans, except loans of portfolio securities and except that the Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

         (4) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts (except futures, options and options on futures);

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;



                                       17


         (7)  make  investments  for  the  purpose  of  exercising   control  or
management; or

         (8)  purchase   securities  of  other  investment   companies,   except
securities of certain money market funds in accordance with the Fund's investment objective and policies and to the extent permissible under the 1940 Act, and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

         Each of the foregoing investment restrictions is a fundamental policy of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Beneficial Interest."

         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions.


MANAGEMENT

Trustees and Executive Officers
-------------------------------

         The principal occupations of the trustees and executive officers of the Trust for the past five years are listed below. The address of each, unless otherwise indicated, is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

C. GARY GERST, Trustee; Chairman of the Board of Trustees - 11 South LaSalle Street, Chicago, Illinois 60603. Age 56. Chairman Emeritus since 1993 and formerly Co-Chairman, LaSalle Partners Ltd. (Real Estate Developer and Manager). Director, Trustee or Partner, LaSalle Street Fund Inc., LaSalle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership

EDGAR R. FIEDLER,  Trustee - 50114 Manly, Chapel Hill, North Carolina 27514. Age
65. Senior Fellow and Economic Counsellor, The Conference Board; Director or Trustee, The Stanley Works, AARP Income Trust, The Brazil Fund, Scudder Institutional Funds, Zurich-American Insurance Company and The Emerging Mexico Fund. Formerly Assistant Secretary of the Treasury for Economic Policy (1971-1975).

JOHN W. MCCARTER, JR., Trustee - The Field Museum of Natural History, Chicago, Illinois 60606. Age 57. President and Chief Executive Officer, The Field Museum of Natural History (Chicago), Senior Vice President (until April 1, 1997) and former Director of Booz-Allen & Hamilton, Inc. (Consulting Firm); Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH, Trustee - 205 Abingdon Avenue,  Kenilworth,  Illinois 60043. Age
67. Consultant since 1992. Consultant; Formerly, Senior Vice President and Chief Financial


                                       18


Officer, Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.

RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Age 41. Senior Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. Senior Vice President of Premier Mutual Fund Services, Inc., an affiliate of Funds Distributor, Inc. ("Premier Mutual"), and an officer of other investment companies advised or administered by J.P. Morgan, Dreyfus Corporation ("Dreyfus"), Waterhouse Asset Management, Inc. ("Waterhouse") and RCM Capital Management L.L.C. ("RCM") or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.

JOHN E. PELLETIER, Vice President and Secretary. Age 32. Senior Vice President and General Counsel of Funds Distributor, Inc. and Premier Mutual, and an officer of other investment companies advised or administered by J.P. Morgan, Dreyfus, Waterhouse and RCM or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel of The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an associate at Ropes & Gray.

         As of January 15, 1997, the Trustees and officers owned, in the aggregate, less than one percent (1%) of the outstanding shares of each class of the Fund.

         Trustees of the Trust who are not interested persons receive from the Trust an annual fee in addition to a fee for each Board of Trustees and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.



                                       19


         The following table summarizes the compensation paid by the Trust to Trustees of the Trust for the fiscal year ended December 31, 1996:

                                Pension or
                                Aggregate                Retirement Benefit    Estimated            Total Compensation
                                Compensation             Accrued as Part       Annual Benefits      from the Trust and
Name of Person, Position        from the Trust           of Fund Expenses      Upon Retirement      Fund Complex
------------------------        --------------           ----------------      ---------------      ------------
C. Gary Gerst,                  $6,447                   None                  None                 $34,125
Chairman and
Trustee

Edgar R. Fiedler                $5,059*                  None                  None                 $28,500
Trustee

John W. McCarter, Jr.           $5,059                   None                  None                 $28,500
Trustee

Ernest M. Roth                  $5,059                   None                  None                 $28,500
Trustee

------------------
* For the period June 1988 through December 31, 1996, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $188,538.80 pursuant to the Trust's and the Company's Deferred Compensation Plan for its Independent Trustees and Directors.

         Investment Adviser and Portfolio Management Agent. The Fund is advised by Harris Trust and Savings Bank ("Harris Trust"). Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc. ("HIM"), under which HIM is responsible for providing daily portfolio management services to the Fund. Under the Portfolio Management Contract, Harris Trust remains responsible for the supervision and oversight of HIM's performance.

         The Advisory Contract and Portfolio Management Contract with respect to the Fund will continue in effect for a period of two years from the commencement of the Fund's operations, and thereafter from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Such Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Portfolio Management. The skilled teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and excellent informational resources.

         The money management philosophy that Harris Investment Management employs focuses on two key points:



                                       20


o     Active management is a key component of superior performance.

o A systematic investment process may increase both consistency and levels of relative performance.

         Experience and creativity, combined with technological support, are most likely to result in successful investment decisions. Harris Investment Management offers investors that powerful combination for managing their money. More importantly, instead of relying on individual stars to manage its mutual funds, Harris Investment Management has established a strong professional team of seasoned portfolio managers and analysts. Together, they take a quantitatively-driven approach to investing, focusing on their investors' needs, concerns and investment goals.

         Harris Investment Management is a leader in the application of analytic techniques used in the selection of portfolios. Harris Investment Management's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential.

         After identifying the appropriate type of universe for each Fund - whether the stocks are issued by large, established companies, or by smaller firms - Harris Investment Management gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks which fail to meet Harris Investment Management's hurdles are removed from further consideration.

         Attractive  stocks  are  periodically   identified  and  added  to  the
portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with Harris Investment Management's experienced research analysts, play a role throughout the process.

         Administrator. Harris Trust serves as the Fund's administrator ("Administrator") pursuant to an Administration Agreement and in that capacity generally assists the Fund in all aspects of its administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor") and a Sub-Administration and Accounting Services Agreement with PFPC, Inc. ("PFPC") (the "Sub-Administrators"). Funds Distributor has agreed to furnish officers for the Trust; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Commission. PFPC has agreed to furnish officers for the Trust not provided by Funds Distributor; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Trust.

         Distributor. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Trust pursuant to which it is responsible for distributing shares of the Fund.


                                       21


         Other Information Pertaining to Distribution, Administration, Sub-Administration, Custodian, Transfer Agency and Sub-Transfer Agency Agreements. Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Fund pursuant to a Transfer Agency Services
Agreement. The Transfer Agent has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"). PFPC is an affiliate of PNC Bank, N.A., the Custodian for the Trust. PFPC and PNC Bank, N.A. are not affiliates of Funds Distributor, Harris Trust or Harris Investment Management, Inc.

         The contracts of the Trust with the Investment Adviser and Portfolio Management Agent (the "Contractors") provide that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses and payments under plans of the Fund adopted pursuant to Rule 12b-1 under the Act (the "Service Plans"), but including the fees provided for pursuant to the Fund's agreements relating to the provision of various advisory and administration services) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of any state in which the Fund's shares are registered for sale, such parties shall waive their fees proportionately under the Advisory Contract with respect to the Fund and fee arrangement with the Fund's Administrator, Sub-Administrators, Transfer Agent, Sub-Transfer Agent and Custodian for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Trust believes that currently the most restrictive applicable expense limitation is 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million.

SERVICE PLAN

         As indicated in the Prospectus, the Fund has adopted a Service Plan under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") with respect to Class A Shares of the Fund. The Service Plan has been adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined by the 1940 Act) of the Trust and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Trustees"). The Service
Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trustees and the Qualified Trustees. Agreements related to the Service Plan must also be approved by such vote of the Trustees and the Qualified Trustees. The Service Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Service Plan may not be amended to increase materially the amounts payable to Service Agents without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Service Plan may be made except by a majority of both the Trustees of the Trustees and the Qualified Trustees.

         The Service Plan requires that certain service providers furnish to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and


                                       22


purposes therefore) under the Service Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

         Class A Shares of the Fund bear the costs and expenses connected with advertising and marketing the Fund's Class A Shares and pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisors, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate of up to 0.25% per annum of the value of Class A Shares of the Fund's average daily net assets.

         Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding Class A Shares of the Fund; assisting customers in changing dividend options; account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Class A Shares of the Fund; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

CALCULATION OF YIELD AND TOTAL RETURN

         The Trust may make available 30-day yield quotations with respect to each class of shares of the Fund. As required by regulations of the Securities and Exchange Commission, the 30-day yield is computed by dividing the Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The
30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

         The Trust may also make available total return quotations for the Fund. Total return is computed by assuming a hypothetical initial investment of $1,000 and reflects the imposition of the maximum sales charge. It is assumed that all of the dividends and distributions by the Fund over the specified period of time were reinvested. It is then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

         The Fund may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be


                                       23


calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result.

         Current yield and total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Fund.

         Performance data of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results.

         In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

Performance of Common and Collective Trust Funds.
-------------------------------------------------

         Other funds of the Trust commenced operations upon the investment of a substantial amount of assets invested from common trust funds operated by Harris Trust. If a fund's predecessor common trust fund was operated with investment policies substantially similar to those of the fund, the fund may include in quotations of its performance the performance history of the predecessor common trust fund in accordance with interpretations of the Securities and Exchange Commission and as appropriate. Because common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, the common trust fund's performance included in any quotation of the fund's performance will be calculated as if the common trust fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations. It is anticipated that, in March 1997, the Fund, along with other funds of the Trust, will receive the assets of collective trust funds operated and advised by Harris Trust with substantially similar investment policies. The Fund


                                       24


thereafter may use the performance history of its predecessor collective trust fund utilizing the same methodology.


DETERMINATION OF NET ASSET VALUE

         As described under "Determination of Net Asset Value" in the Prospectus, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, HIM is responsible for the Fund's portfolio decisions and the placing of such portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While HIM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Fixed income securities transactions are normally made on a principal basis. Portfolio securities normally will be purchased to or sold from dealers serving as market makers for the securities at a net price. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.

         HIM may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, HIM is able to supplement its own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Portfolio Management Contract, and the expenses of such portfolio management agent will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom HIM effects securities transactions for the Fund may be used by HIM in


                                       25


servicing their other accounts, and not all of these services may be used by HIM in connection with advising the Fund.

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors Direct, Inc. ("Harris Investors Direct" or "HID"). In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with the Distributor or Harris Investors Direct in any transaction in which either one acts as principal except as may be permitted by the Securities and Exchange Commission.

         In placing orders for portfolio securities of the Fund, HIM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

FEDERAL INCOME TAXES

         The Prospectus describes generally the tax treatment of distributions by the Trust. This section of the Statement includes additional information concerning federal taxes.

         The Fund will be treated as a separate entity for federal income tax purposes and thus the provisions of the Code generally will be applied to each portfolio of the Trust separately, rather than to the Trust as a whole.

         Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of stocks, securities or options thereon and certain futures contracts held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and


                                       26


other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year.

         The Fund will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. The Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by the Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

         If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         If, in the opinion of the Trust, ownership of its shares has or may become concentrated to an extent that could cause the Trust to be deemed a personal holding company within the


                                       27


meaning of the Code, the Trust may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, and to create one or more classes of these shares. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares, Class A Shares and Institutional Shares, for each of the twelve funds of the Trust.

         Generally, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all funds of the Trust (e.g., annual election of trustees and ratification of independent accountants), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single fund or any other single fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the fund represented at a meeting if the holders of more than 50% of the outstanding shares of the fund are present in person or by proxy or
(ii) more than 50% of the outstanding shares of the fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust's Board of Trustees. Notwithstanding the foregoing, the Fund's Class A Shares bear exclusively the expense of fees paid to Service Organizations with respect to Class A Shares. In the event of the liquidation or dissolution of the Trust (or the Fund), shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         Prior to the public issuance of shares of the Fund, due to its initial investment, Funds Distributor owned all outstanding shares of the Fund, and, accordingly, may have been deemed a controlling person of the Fund. Upon the investment in the Fund by public shareholders, Funds Distributor ceased to be a controlling person. From time to time, certain


                                       28


shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect, if not determine, the outcome of a shareholder vote.

REGISTRATION STATEMENT

         The Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

CUSTODIAN

         As the Trust's custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP ("Price Waterhouse") has been selected as the independent accountants for the Trust. Price Waterhouse provides audit services and assistance and consultation in connection with review of certain Commission filings. Price Waterhouse's address is 30 South 17th Street, Philadelphia, Pennsylvania 19103.


                                       29





APPENDIX A

Description of Bond Ratings

         The following summarizes the highest four ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

                AAA - Debt rated AAA has the  highest  rating  assigned  by S&P.
               Capacity to pay interest and repay principal is extremely strong.

                 AA - Debt rated AA has a very strong  capacity to pay  interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong  capacity  to pay  interest  and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                BBB - Debt rated BBB is regarded as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest four ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt:

                Aaa - Bonds  that are  rated  Aaa are  judged  to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa - Bonds that are rated Aa are  judged to be of high  quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A-1





                  A - Bonds that are rated A possess many  favorable  investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                Baa - Bonds  that are  rated  Baa are  considered  medium  grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

                AAA - Debt rated AAA is of the highest credit quality.  The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 AA -  Debt  rated  AA is of  high  credit  quality.  Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have  protection  factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                BBB - Bonds  that are rated BBB have  below  average  protection
               factors  but  are  still   considered   sufficient   for  prudent
               investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.



                                       A-2






         The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

               Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

               IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Longand Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.


Description of Municipal Notes Ratings

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

               MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

         The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

               SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


                                       A-3






               SP-2 - Satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.


Description of Commercial Paper Ratings

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.





                                       A-4





         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         The following summarizes the highest ratings used by Fitch for short-term obligations:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         D&P uses the short-term ratings described above for commercial paper.

         Fitch uses the short-term ratings described above for commercial paper.

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

                                       A-5






         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.





                                       A-6